UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date

Date of report (Date of earliest event reported) March 28, 2023

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-55337	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 28, 2023, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Barclays Capital Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $750,000,000 aggregate principal amount of the Company’s 2023 Series A 5.00% Senior Notes due 2033 (the Series A Senior Notes) and $750,000,000 aggregate principal amount of the Company’s 2023 Series B 5.45% Senior Notes due 2053 (the Series B Senior Notes). The Series A Senior Notes and the Series B Senior Notes are Senior Debt Securities that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on February 21, 2023 (File No. 333-269881). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Series A Senior Notes and the Series B Senior Notes will be issued under the Twelfth Supplemental Indenture and Thirteenth Supplemental Indenture, respectively, to the Company’s September 1, 2017 Senior Indenture. The Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture are filed as Exhibits 4.2 and 4.3, respectively, to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated March 28, 2023, among the Company and Barclays Capital Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Senior Indenture, dated as of September 1, 2017, among the Company and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association). (Exhibit 4.1, Form 8-K, File No. 001-02255, as filed September 13, 2017, incorporated by reference).

4.2	Twelfth Supplemental Indenture to the 2017 Senior Indenture pursuant to which the 2023 Series A 5.00% Senior Notes due 2033 will be issued. The form of the 2023 Series A 5.00% Senior Notes due 2033 is included as Exhibit A to the Twelfth Supplemental Indenture.*

4.3	Thirteenth Supplemental Indenture to the 2017 Senior Indenture pursuant to which the 2023 Series B 5.45% Senior Notes due 2053 will be issued. The form of the 2023 Series B 5.45% Senior Notes due 2053 is included as Exhibit A to the Thirteenth Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ Darius A. Johnson
Name: Darius A. Johnson
Title: Vice President and Treasurer

Date: March 30, 2023